Readying Lonvo-z for Patients with HAE November 12, 2026 Exhibit 99.1

This presentation contains “forward-looking statements” of Intellia Therapeutics, Inc. (“Intellia”, “we” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements about Intellia’s beliefs and expectations regarding: our ability to successfully develop and commercialize lonvoguran ziclumeran (“lonvo-z”), previously referred to as NTLA-2002, for the treatment of hereditary angioedema (“HAE”), including our ability to obtain approval for the biologics license application for lonvo-z for the treatment of HAE and successfully launch lonvo-z for the treatment of HAE; the potential commercial opportunities for lonvo-z, including the value and market potential for lonvo-z, and the potential to completely redefine HAE treatment; and the potential of lonvo-z to reduce burden and generate value for patients, HCPs, payers and the overall healthcare system. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to our ability to successfully develop and commercialize lonvo-z or any of our other product candidates; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to Intellia’s relationship with third parties, including our contract manufacturers, licensors and licensees; risks related to the ability of our licensors to protect and maintain their intellectual property position; uncertainties related to the authorization, initiation and conduct of preclinical and clinical studies and other development requirements for our product candidates, including uncertainties related to regulatory approvals to conduct clinical trials; risks related to the results of preclinical studies or clinical studies not being predictive of future results in connection with future studies; the risk that clinical trial results will not be positive; risks related to the development and advancement of CRISPR gene editing and other core technologies technologies for pipeline expansion and collaborations; risks related to Intellia’s future financial condition and our ability to fund our operations; risks related to Intellia’s collaborations with Regeneron Pharmaceuticals, Inc. or our other collaborations not continuing or not being successful; and risks related to Intellia's ability to execute its strategic plans, including completing pivotal clinical trials and commercial launch of its product candidates. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent Annual Report of Form 10-K and Quarterly Report on Form 10-Q as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this presentation is as of the date on its cover page, and Intellia undertakes no duty to update this information unless required by law. Intellia Therapeutics’ Legal Disclaimer

Today’s Speakers and Topics Introduction and Overview Dr. John Leonard President and Chief Executive Officer Intellia Therapeutics HAE Management in the U.S. Dr. Marc Riedl Prof. of Medicine, Clinical Director of the U.S. Hereditary Angioedema Association (HAEA) Angioedema Center University of California San Diego; HAELO principal investigator Lonvo-z Clinical Data Dr. Jing L. Marantz Executive Vice President and Chief Medical Officer Intellia Therapeutics Lonvo-z Patient Perspectives Dr. Danny Cohn Internist, Department of Vascular Medicine, Amsterdam Cardiovascular Sciences Amsterdam University Medical Center; HAELO principal investigator Lonvo-z Commercial Readiness Maria Natale Senior Vice President, Commercial Intellia Therapeutics 1 2 3 4 5 AGENDA Q&A SESSION HAE: hereditary angioedema.

Introduction & Overview Dr. John Leonard President & Chief Executive Officer Intellia Therapeutics

Intellia is Leading a New Era of Medicine

Working diligently to bring the **first-ever *in vivo* CRISPR-based therapies** to patients living with severe diseases

600+ **Patients Dosed** with Intellia's investigational *in vivo* CRISPR-based therapies

6+ **Years of Follow-Up** in earliest dosed patients

1st **Positive Phase 3 Readout** in hereditary angioedema (HAE)

2 **Additional Phase 3 Trials** ongoing in transthyretin amyloidosis (ATTR-CM & PN)

6 Publications in The NEW ENGLAND JOURNAL of MEDICINE

AUG 5 **2021**	CRISPR-Cas9 *In Vivo* Gene Editing for Transthyretin Amyloidosis
JAN 31 **2024**	CRISPR-Cas9 *In Vivo* Gene Editing of *KLKB1* for Hereditary Angioedema
OCT 24 **2024**	CRISPR-Based Therapy for Hereditary Angioedema
NOV 16 **2024**	CRISPR-Cas9 Gene Editing with Nexiguran Ziclumeran for ATTR Cardiomyopathy
SEP 25 **2025**	Nexiguran Ziclumeran Gene Editing in Hereditary ATTR with Polyneuropathy
JUNE 13 **2026**	Lonvoguran Ziclumeran - *In Vivo* CRISPR Gene Editing in Hereditary Angioedema

5

CRISPR: clustered regularly interspaced short palindromic repeats; Cas9: CRISPR-associated protein 9; ATTR-CM: ATTR amyloidosis cardiomyopathy; ATTRv-PN: hereditary ATTR amyloidosis polyneuropathy; *KLKB1*: kallikrein B1.

Intellia THERAPEUTICS®

Intellia Continues to Lead the Global In Vivo Gene Editing Revolution Ph3: Phase 3. Founded 2014 WORLD’S FIRST Patient dosed 2020 WORLD’S FIRST In vivo gene editing clinical data 2021 WORLD’S FIRST Ph3 clinical trial initiated 2024 WORLD’S FIRST Fully enrolled Ph3 clinical trial 2025 WORLD’S FIRST Presentation of Ph3 clinical data 2026 MARCH 10 Potential approval 2027

Lonvo-z BLA Under Review BLA ACCEPTED BY FDA REGULATORY REVIEW Priority review granted PDUFA GOAL DATE MARCH 10, 2027 SEPTEMBER 3, 2026 FDA COMMUNICATION: “We are not currently planning to hold an advisory committee to discuss this application.” BLA: Biologics License Application; FDA: U.S. Food and Drug Administration; PDUFA: Prescription Drug User Fee Act.

Sources: Product-specific U.S. Prescribing Information for 15 approved therapies. AAV: adeno-associated virus. Lonvo-z: A One-Time Therapy Unlike Any Other CHALLENGE Lonvo-z AAV and/or Ex Vivo Gene Therapies Screening restrictions NO YES Conditioning required NO YES Viral-vector risks NO YES Extended immunosuppression NO YES Prolonged alcohol abstinence NO YES Waning effect NO YES Invasive/surgical administration NO YES Fertility risk, preservation burden NO YES Cell collection NO YES Personalized manufacturing NO YES Transplant recovery NO YES

Today’s Key Takeaways DISRUPTIVE TREATMENT APPROACH ADVANCING TOWARD LAUNCH Intellia has a strong strategy and full team already in place. Proactive work is well underway in anticipation of potential approval. BENEFIT FOR ALL As a one-time treatment, lonvo-z could reduce burden and generate value for patients, HCPs, payers and the overall healthcare system. EMPOWERED AND HIGHLY MOTIVATED PATIENTS Patients with HAE are highly educated and have an outsized voice in their treatment. Most report they would seek a one-time therapy. HAE: hereditary angioedema; HCP: healthcare provider. A new modality that stands apart from past one-time treatments and chronic long-term prophylactics; aiming to completely redefine HAE treatment.

HAE Management in the U.S. Dr. Marc Riedl Prof. of Medicine, Clinical Director of the U.S. Hereditary Angioedema Association (HAEA) Angioedema Center, University of California San Diego HAELO principal investigator

HAE: A Rare and Debilitating Disease Often Diagnosed Early in Life

- Rare, genetic and life-threatening disease
- Caused by a hereditary deficiency or dysfunction of the C1 inhibitor protein, leading to an imbalance in the kallikrein-kinin system and an overproduction of bradykinin
- Patients experience unpredictable, recurrent, painful and potentially life-threatening swelling attacks[1,2]
- Symptoms almost always apparent by puberty
- Average age of diagnosis in U.S.: ~20 years old[3]



BEFORE ATTACK
DURING ATTACK

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Photo source: U.S. Hereditary Angioedema Association. 1. Zuraw et al. *New England Journal of Medicine*, September 2008. 2. Busse and Christiansen, *New England Journal of Medicine*, March 2020. 3. Banerji A et al. *Annals of Allergy, Asthma & Immunology*, June 2020. HAE: hereditary angioedema.

Intellia THERAPEUTICS®

HCPs and Patients Have Two Primary Options to Manage HAE Today

CURRENT U.S. TREATMENT PARADIGM[1]

~65% LTP + ODT	~35% ODT ONLY

U.S. HAEA GUIDELINES

- **Ensure all patients have access to on-demand medication**
- **Consider LTP to prevent attacks for all patients**

1 LONG-TERM PROPHYLAXIS (LTP)

PRIMARY GOAL

Reduce or prevent future attacks

REPEATED ADMINISTRATION OVER A LIFETIME

MECHANISMS

- Target the KKS
- Replace deficient protein

2 ON-DEMAND THERAPY (ODT)

PRIMARY GOAL

Stop an attack in progress

ATTACK IS TREATED AS IT OCCURS

MECHANISMS

- Target the KKS
- Block the BK receptor
- Replace deficient protein

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1. Banerji A, et al. *Ann Allergy Asthma Immunology*, June 2020. BK: bradykinin; HAE: hereditary angioedema; HAEA: Hereditary Angioedema Association; HCP: healthcare provider; KKS: kallikrein-kinin system.

Intellia THERAPEUTICS®

Shared Decision Making is Recommended to Ensure HAE Therapy is Optimized for Each Patient Highly variable disease Symptoms differ across patients and can shift over time Referral networks in place with HAE experts for complex cases Multiple therapy options Therapy must match medical needs, life circumstances, preference and tolerance Therapy switches as needed Empowered patients Educated patients participate confidently in care decisions Frequent communication and shared decision-making required Banerji A, et al. Ann Allergy Asthma Immunology, June 2020. Riedl et al. Ann Allergy Asthma Immunology, May 2022. HAE: hereditary angioedema. 1 DISCOVER Physician discusses patient’s experience and goals 2 DISCUSS Review current therapy, satisfaction and other options 3 DECIDE Patient and physician choose together

HAE Community is Highly Informed and Empowered, with HAEA Providing Tools to Make it Possible PATIENTS AND CAREGIVER RESOURCES U.S. Summit Meeting dedicated patient and caregiver education tracts Interactive Treatment Conversation Tool aids SDM Attack-Tracking Tool enables accurate reporting with HCP Educational Webinars includes new treatments Community-Based Events enables peer connection HEALTHCARE PROVIDER RESOURCES HAEA Medical Advisory Board provides clinical guidelines HAE Patient Registry informs evidence-based decision-making Goals and QoL Resources informs patient evaluation U.S. HAEA PATIENT ADVOCACY GROUP >11,500 COMMUNITY MEMBERS RESOURCES ENABLE Patient education • Shared Decision Making (SDM) Evidence-based clinical care • Peer support HAE: hereditary angioedema; HAEA: Hereditary Angioedema Association; HCP: healthcare provider; QoL: quality of life.

Common Disease Burdens Common Treatment Burdens Chronic dosing HAE is Not Solved: Burdens Persist Despite Advances in Therapies Over the Past Decade Fear of the next attack Trigger avoidance Financial toll Insurance barriers Continued attacks HAE: hereditary angioedema.

Patients Continue to Report Burdens Associated with Having HAE Even in the Era of Modern LTPs ATTACK BURDEN MENTAL HEALTH 54% rank mental health as one the most impactful disease burdens LIFE IMPACT 73% take at least two measures to avoid triggers Reported in 20251 N=100 1. Busse et al., Allergy Asthma Proceedings, February 2026. HAE: hereditary angioedema; LTP: long-term prophylaxis. 34% had ≥1 attack per month 80% had ≥1 attack in past year

Most Patients are Concerned with the Burden of Using LTPs Throughout Their Lifetime

68% of 100 U.S. people living with HAE report the need for ***lifetime medication use*** as a top concern[1]

Dosing burden

Current LTP options necessitate **chronic treatment**, requiring regular dosing[2-6]


Once a day
Every 3-4 days
Every 2-8 weeks

Administration burden

LTP treatment may require **daily oral administration**, or immediate and recurring self- or assisted **administration via IV** or **subcutaneous injection**[2-7]



1. Busse et al., *Allergy Asthma Proceedings*, February 2026. 2. Takhzyro (lanadelumab-flyo) prescribing information. 3. Andembry (garadacimab-gxii) prescribing information. 4. Dawnzera (donidalorsen). prescribing information. 5. Cinryze (C1INH [human]) prescribing information. 6. Haegarda (C1INH subcutaneous [human]) prescribing information. 7. Orladeyo (berotralstat) prescribing information. HAE: hereditary angioedema; IV: intravenous; LTP: Long-term prophylaxis.

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Intellia THERAPEUTICS®

Insurance Barriers May Leave Patients Without Access to Medications, Which Takes a Financial and Mental Toll AREAS OF HIGH BURDEN WITH YOUR CURRENT LTP (N=89) Health Insurance Changes, Impacting Access to LTPs 80% Follow-up to Maintain Access to LTPs via Insurance 52% Medication Costs / Affordability of LTPs 58% Medication Access to LTPs via Insurance 57% In a survey of 100 U.S. patients, 89 who reported currently taking an LTP1: AREAS OF HIGH BURDEN WITH CURRENTLY AVAILABLE LTPs (N=100) 70% reported more frequent attacks without meds 90% reported increased anxiety without meds IMPACT OF INSURANCE DELAYS OR DENIALS 20% For the remaining 80%, step therapy and prior authorization were required Survey conducted by U.S. HAEA with 20 patients who reported insurance delays/denials2: reported they were unable to regain access to medication 1. Busse et al., Allergy Asthma Proceedings, February 2026. 2. Arora et al., The Journal of Allergy and Clinical Immunology, August 2023. HAEA: Hereditary Angioedema Association; LTP: long-term prophylaxis.

1 enrolled patient in lonvo-z’s HAELO Phase 3 clinical trial at the UCSD Why the patient enrolled Woman with severe Type 1 HAE who had been on multiple LTPs prior to study entry Motivations: to control her attacks, reduce treatment burden and contribute to the development of potential new treatment option for her young son and others High level of patient interest Multiple patients expressed interest in participating in HAELO trial at the University of California San Diego (UCSD) Competition among centers for enrollment was high; enrollment completed too quickly to allow for more UCSD patients to participate “Life-changing” experience Patient has done very well since receiving lonvo-z She reports she is extraordinarily happy that she participated in the trial Describes the trial as “life changing” HAE: hereditary angioedema; LTP: long-term prophylaxis. Lonvo-z Impressions from a Treating Physician and Principal Investigator

Lonvo-z Clinical Data Dr. Jing L. Marantz Executive Vice President & Chief Medical Officer Intellia Therapeutics

Lonvo-z: An Investigational One-Time HAE Treatment Intended to Permanently Inactivate the *KLKB1* Gene

In HAE, C1 inhibitor deficiency imbalances the kallikrein-kinin system (KKS), leading to excess kallikrein production and debilitating swelling attacks



Blood vessel with HAE
Factor XII
Factor XIIa
C1INH
KLKB1 gene
Prekallikrein
Kallikrein
C1INH
HMW kininogen
B
Bradykinin
B
B
B

Lonvo-z was designed to stop HAE attacks: Inactivating *KLKB1* gene resets the KKS to stop excess kallikrein production and HAE swellings



Blood vessel after lonvo-z
Factor XII
Factor XIIa
C1INH
KLKB1 gene
Prekallikrein
Kallikrein
C1INH
HMW kininogen
B
Bradykinin
B
B
B

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Adapted from Zuraw BL. *New England Journal of Medicine,* September 2008. This presentation includes data for an investigational product not yet approved by regulatory authorities.
C1INH: C1 esterase inhibitor; HAE: hereditary angioedema; HMW: high-molecular weight; KLKB1: kallikrein B1.

Intellia THERAPEUTICS®

An Investigational One-Time Treatment Administered in Outpatient Setting

DAY PRIOR	DAY OF INFUSION: Illustrative Example				
	7:00–8:30 AM	8:30–10:30 AM	10:30 AM–1:00 PM	1:00–4:30 PM	4:30–5:00 PM
Premedication at home to mitigate IRR, oral dexamethasone 8 mg (or equivalent)	**Patient arrives at outpatient clinic**	**Lonvo-z is prepared** **Premedications** to mitigate IRRs	**Lonvo-z IV infusion†** 3.9 hours median time in HAELO (range, 2.5 to 5.3 hours)	**Monitoring** (up to 4 hours)	**Patient goes home**

Premedications included:

- IV corticosteroid (dexamethasone 10 mg or equivalent) *and*
- IV/oral H1 blocker (e.g., diphenhydramine 50 mg or cetirizine 10 mg or equivalent) *and*
- IV/oral H2 blocker (e.g., famotidine 20 mg or equivalent)

†Lonvo-z is being developed for administration as a 4-hour infusion. Patient time at the treatment center may vary depending on pre- and post-administration clinical and office procedures. This schedule reflects the HAELO Phase 3 clinical trial protocol. Schedule may vary if approvedProtocol: ITL-2002-CL-001. IRR: infusion-related reaction; IV: intravenous; mg: milligram.

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Intellia THERAPEUTICS®

Phase 3 HAELO Trial Achieved its Primary and All Key Secondary Endpoints Data cutoff: February 10, 2026. 1. Model-based HAE attack rate using a Poisson regression model with Pearson Chi-square scaling of standard error with treatment arm and baseline attack rate (> 3 vs ≤ 3 attacks/month) as covariates. 2. Includes assessments up to and including Week 28, or the latest assessment prior to the data cut-off date for patients who did not reach Week 28. CI: confidence interval; HAE: hereditary angioedema. Attack Free Weeks 5 - 28 (Key Secondary Endpoint) 2 87% reduction (95% CI: 78%-93%) p<0.0001 Mean Attack-Rate Reduction Weeks 5 - 28 (Primary Endpoint) 1,2 62% 11% Odds Ratio 12.8 (95% CI: 3.5-47.6) p<0.0001 Placebo (n=28) All other key secondary endpoints were achieved with high statistical significance (p<0.0001) Favorable safety and tolerability data observed Lonvo-z (n=52) Placebo (n=28) Lonvo-z (n=52)

Our Presentations at ACAAI This Week

American College of Allergy, Asthma & Immunology

1. **Lonvoguran Ziclumeran Demonstrated Consistent Benefit in All Hereditary Angioedema Patient Subgroups in Ph3 HAELO Study**
   Poster Session
2. **Integrated Analysis of Lonvoguran Ziclumeran Phase 1/2/3 Studies in Hereditary Angioedema: Efficacy Safety and Tolerability**
   Poster Session
3. **Lived Experiences of Patients Treated with Lonvoguran Ziclumeran a One-Time CRISPR Treatment for Hereditary Angioedema**
   Poster Session
4. **A One-Time Treatment of Lonvoguran Ziclumeran Improves Quality of Life in Patients with Hereditary Angioedema**
   Poster Session
5. **Four-Year Durability/Safety of Lonvoguran Ziclumeran (Lonvo-z) 50 mg in Patients with Hereditary Angioedema**
   Oral Distinguished Industry and Late-breaking Oral Abstracts
6. **Attack-Free and Long-Term Prophylaxis-Free Status Following Treatment with Lonvoguran Ziclumeran in Hereditary Angioedema**
   Oral Distinguished Industry and Late-breaking Oral Abstracts
7. **Long-Term Prophylaxis for Hereditary Angioedema: Treatment Use Patterns and Gaps in a U.S. Claims Database**
   Poster Session

24

Intellia THERAPEUTICS®

CRISPR: clustered regularly interspaced short palindromic repeats; mg: milligram; Ph3: Phase 3.

Our Presentations at ACAAI This Week

American College of Allergy, Asthma & Immunology

1. **Lonvoguran Ziclumeran Demonstrated Consistent Benefit in All Hereditary Angioedema Patient Subgroups in Ph3 HAELO Study**
   Poster Session
2. **Integrated Analysis of Lonvoguran Ziclumeran Phase 1/2/3 Studies in Hereditary Angioedema: Efficacy Safety and Tolerability**
   Poster Session
3. **Lived Experiences of Patients Treated with Lonvoguran Ziclumeran a One-Time CRISPR Treatment for Hereditary Angioedema**
   Poster Session
4. **A One-Time Treatment of Lonvoguran Ziclumeran Improves Quality of Life in Patients with Hereditary Angioedema**
   Poster Session
5. **Four-Year Durability/Safety of Lonvoguran Ziclumeran (Lonvo-z) 50 mg in Patients with Hereditary Angioedema**
   Oral Distinguished Industry and Late-breaking Oral Abstracts
6. **Attack-Free and Long-Term Prophylaxis-Free Status Following Treatment with Lonvoguran Ziclumeran in Hereditary Angioedema**
   Oral Distinguished Industry and Late-breaking Oral Abstracts
7. **Long-Term Prophylaxis for Hereditary Angioedema: Treatment Use Patterns and Gaps in a U.S. Claims Database**
   Poster Session

25

Intellia THERAPEUTICS®

CRISPR: clustered regularly interspaced short palindromic repeats; mg: milligram; Ph3: Phase 3.

Improved HAE Outcomes in HAELO Patients Who Switched from LTP

In the subset of the patients taking LTP at the time of study enrollment and received lonvo-z at baseline (N=35/52*):

Attack rate before and after lonvo-z†



Monthly attack rate (mean±SD)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.18
±1.21
81% reduction in attack rate after lonvo-z
0.22
±0.38
Prescreening (on LTP) (n=35)
After lonvo-z 50 mg (Weeks 5 - 28) (n=35)

HAE control before and after lonvo-z‡



Proportion of patients (%)
100%
80%
60%
40%
20%
0%
20%
71%
3%
6%
63%
37%
Complete control (attack-free)
Partial control
No response
Unknown
Patients were ~3× more likely to have complete control following lonvo-z treatment compared with prior LTP
At study entry: control on LTP (n=35)
After lonvo-z: control without LTP (Weeks 5 - 28) (n=35)

Data as of Feb 10, 2026. *Prior use of LTP at study entry was defined as the last dose of LTP being discontinued within 100 days of Screening-1 visit. †Monthly attack rate at Screening was based on patient-reported attacks occurring in the 90 days prior to the Screening visit. ‡Attack response was defined based on the reduction in monthly attack rate from baseline: 100% reduction was considered complete control; >0% to <100% reduction was considered partial control; 0% reduction was considered no response. Best response to prior LTP was reported categorically by patients. HAE: hereditary angioedema; LTP: long-term prophylaxis; mg: milligram; SD: standard deviation.

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All Patient Subgroups Benefited Consistently in HAELO, Regardless of Baseline Characteristics *Prior use of LTP at study entry was defined as the last dose of LTP being discontinued within 100 days of Screening-1 visit. Cohn DM, et al. New England Journal of Medicine, June 2026. CI: confidence interval; LTP: long-term prophylaxis. *

Our Presentations at ACAAI This Week

American College of Allergy, Asthma & Immunology

1. Lonvoguran Ziclumeran Demonstrated Consistent Benefit in All Hereditary Angioedema Patient Subgroups in Ph3 HAELO Study
   Poster Session
2. **Integrated Analysis of Lonvoguran Ziclumeran Phase 1/2/3 Studies in Hereditary Angioedema: Efficacy Safety and Tolerability**
   Poster Session
3. Lived Experiences of Patients Treated with Lonvoguran Ziclumeran a One-Time CRISPR Treatment for Hereditary Angioedema
   Poster Session
4. A One-Time Treatment of Lonvoguran Ziclumeran Improves Quality of Life in Patients with Hereditary Angioedema
   Poster Session
5. Four-Year Durability/Safety of Lonvoguran Ziclumeran (Lonvo-z) 50 mg in Patients with Hereditary Angioedema
   Oral Distinguished Industry and Late-breaking Oral Abstracts
6. Attack-Free and Long-Term Prophylaxis-Free Status Following Treatment with Lonvoguran Ziclumeran in Hereditary Angioedema
   Oral Distinguished Industry and Late-breaking Oral Abstracts
7. Long-Term Prophylaxis for Hereditary Angioedema: Treatment Use Patterns and Gaps in a U.S. Claims Database
   Poster Session

CRISPR: clustered regularly interspaced short palindromic repeats; mg: milligram; Ph3: Phase 3.

Intellia THERAPEUTICS®

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117 Patients* 93 Received one lonvo-z 50 mg dose Robust Experience with Lonvo-z: 117 Patients, Including Some with 4 Years of Follow-up in Phase 1/2 trial or Phase 3 HAELO trial 11 Received lonvo-z 25  50 mg doses in Phase 1/2 trial 2 Received one lonvo-z 25 mg dose in Phase 1/2 trial 3 Received one lonvo-z 75 mg dose in Phase 1/2 trial 8 Received placebo  lonvo-z 50 mg dose in Phase 3 HAELO trial (lonvo-z dose after Feb. 10 data cutoff) *June 26, 2026 (Phase 1/2); data cutoff date: February 10, 2026 (Phase 3); July 10, 2026 (LTFU: long-term follow-up). Mg: milligram. Integrated Phase 1/2/3 analysis Median total follow-up: 7.6 months (up to 4 years)

Kallikrein Reduction Remains Deep and Durable with up to 4 Years Follow-up; No Waning of Effect June 26, 2026 (Phase 1/2); data cutoff date: February 10, 2026 (Phase 3); July 10, 2026 (LTFU: long-term follow-up). BL: baseline; mg: milligram; SD: standard deviation.

Deep Attack-Rate Reduction and High Attack-Free Rate Maintained up to 4 Years After Lonvo-z 50 mg Lonvo-z 50 mg (n) 93 93 81 76 75 74 71 65 64 41 29 27 24 20 20 17 17 17 17 17 17 17 17 16 16 15 15 15 14 14 14 14 14 14 11 10 9 9 9 9 7 4 4 4 4 4 4 4 4 4 4 4 BL June 26, 2026 (Phase 1/2); data cutoff date: February 10, 2026 (Phase 3); July 10, 2026 (LTFU: long-term follow-up). 31/32 patients treated with lonvo-z 50 mg remain in long-term follow-up. N shown represents the number of patients who have reached that time point. One month = 28 days. Timepoints with data from ≥3 patients are presented. BL: baseline; LTP: long-term prophylaxis; mg: milligram; SE: standard error.

Deep Attack-Rate Reduction and High Attack-Free Rate Maintained up to 4 Years After Lonvo-z 50 mg June 26, 2026 (Phase 1/2); data cutoff date: February 10, 2026 (Phase 3); July 10, 2026 (LTFU: long-term follow-up). 31/32 patients treated with lonvo-z 50 mg remain in long-term follow-up. N shown represents the number of patients who have reached that time point. One month = 28 days. Timepoints with data from ≥3 patients are presented. BL: baseline; LTP: long-term prophylaxis; mg: milligram; SE: standard error. BL 100% of patients LTP-free as of latest data cutoff 93 93 81 76 75 74 71 65 64 41 29 27 24 20 20 17 17 17 17 17 17 17 17 16 16 15 15 15 14 14 14 14 14 14 11 10 9 9 9 9 7 4 4 4 4 4 4 4 4 4 4 4 Lonvo-z 50 mg (n)

Favorable Safety and Tolerability Data and No Long-Term Risks Observed with up to 4 Years of Follow-up Lonvo-z 50 mg (N=93) n (%) Mean (range) duration of follow-up 7.6 (0.3-46.5) months Any Treatment Emergent Adverse Event (TEAE) 82 (88) TEAE Reported in >10% of Patients Infusion related reaction 51 (55) Headache 18 (19) Fatigue 17 (18) Nasopharyngitis 15 (16) Upper respiratory tract infection 13 (14) Back pain 12 (13) Grade 3 TEAE 2 (<1%) Pulmonary embolism* 1 (<1%) Perforated gangrenous appendicitis† 1 (<1%) Serious Adverse Events (SAE) 2 (<1%) Pulmonary embolism* 1 (<1%) Perforated gangrenous appendicitis† 1 (<1%) June 26, 2026 (Phase 1/2); data cutoff date: February 10, 2026 (Phase 3); July 10, 2026 (LTFU: long-term follow-up). *One event of Grade 3 pulmonary embolism was reported in a patient 12 months after lonvo-z 50 mg infusion. The patient had multiple risk factors which included recent COVID infection, ongoing history of smoking, and obesity. †One event of Grade 3 perforated appendicitis occurred in a patient 22 months after lonvo-z 50 mg infusion and was not considered treatment-related. Mg: milligram.

Clinical Data Summary HAELO DATA 81% reduction in attack rate vs. patients’ prior LTP ~3x more likely to have complete HAE control after lonvo-z than prior LTP All patient subgroups showed clinical benefit in HAELO POOLED ANALYSIS – UP TO 4 YEARS OF FOLLOW-UP Kallikrein reduction remains deep and durable Significant attack-rate reduction, high attack-free rate maintained 100% of patients LTP-free as of the data cutoff Favorable safety and tolerability data, no long-term risks observed HAE: hereditary angioedema; LTP: long-term prophylaxis.

Lonvo-z Patient Perspectives Dr. Danny Cohn Internist, Department of Vascular Medicine, Amsterdam Cardiovascular Sciences, Amsterdam University Medical Center HAELO principal investigator

Our Presentations at ACAAI This Week

American College of Allergy, Asthma & Immunology

1. **Lonvoguran Ziclumeran Demonstrated Consistent Benefit in All Hereditary Angioedema Patient Subgroups in Ph3 HAELO Study**
   Poster Session
2. **Integrated Analysis of Lonvoguran Ziclumeran Phase 1/2/3 Studies in Hereditary Angioedema: Efficacy Safety and Tolerability**
   Poster Session
3. **Lived Experiences of Patients Treated with Lonvoguran Ziclumeran a One-Time CRISPR Treatment for Hereditary Angioedema**
   Poster Session
4. **A One-Time Treatment of Lonvoguran Ziclumeran Improves Quality of Life in Patients with Hereditary Angioedema**
   Poster Session
5. **Four-Year Durability/Safety of Lonvoguran Ziclumeran (Lonvo-z) 50 mg in Patients with Hereditary Angioedema**
   Oral Distinguished Industry and Late-breaking Oral Abstracts
6. **Attack-Free and Long-Term Prophylaxis-Free Status Following Treatment with Lonvoguran Ziclumeran in Hereditary Angioedema**
   Oral Distinguished Industry and Late-breaking Oral Abstracts
7. **Long-Term Prophylaxis for Hereditary Angioedema: Treatment Use Patterns and Gaps in a U.S. Claims Database**
   Poster Session

36

Intellia THERAPEUTICS®

CRISPR: clustered regularly interspaced short palindromic repeats; mg: milligram; Ph3: Phase 3.

Intent: Qualitative patient interviews were conducted to better understand patient experiences before and after receiving a one-time lonvo-z infusion Eligibility: Patients who were enrolled in the long-term follow-up study and had received at least a 50 mg dose of lonvo-z during the Phase 1/2 study About the “Lived Experiences” Study Patient Characteristics N=23 Age at Phase 1/2 study enrollment, median (range), years 51 (18 – 76) Sex, Female, n (%) 12 (52%) Race, White, n (%) 22 (96%) Monthly attack-rate prior to Phase 1/2 study, mean (SD) 2.4 (2.7) On-study monthly attack rate, mean (SD)* 0.1 (0.1) Time since lonvo-z infusion, median (range), years* 2.4 (1.1 – 4.2) *Calculation includes time since lonvo-z 50 mg or 75 mg dosing, including in long-term follow-up study. Mg: milligram; SD: standard deviation.

Following Lonvo-z Dosing in Phase 1/2 Trial, Patients Generally Report Being Freed from HAE Burdens BEFORE LONVO-Z 48% of patients reported HAE as well-controlled AFTER LONVO-Z 100% of patients reported HAE as well-controlled No attacks or symptoms Fewer or less severe attacks Symptoms remaining manageable Daily life continuing despite HAE Less ongoing treatment burden HAE being less prominent in daily life 74% How often patients thought about HAE ALWAYS NEVER* 87% 86% changed their definition of “well controlled” after lonvo-z *Never or only when reminded by others. HAE: hereditary angioedema.

Life Before Lonvo-z: Patients’ Own Words A qualitative thematic analysis approach was used to analyze data collected from interviews conducted January - May 2026 among patients receiving at least 50 mg of lonvo-z in the Phase 1/2 study (N=23). HAE: hereditary angioedema. “ Description of living with HAE: Interview excerpts: I think it does give you... a kind of inferiority complex. It is really something that you always have to carry.” I always felt some anxiety about whether I would always be able to have access to my medication… really, really frightened if it wasn't going to be available.” “ You can't always do the things you want or go to the places you want or pursue the career you want. And, so, I guess it's the missed opportunities and then the frustration.” “ Anxiety or Frustration (n = 12) Sadness (n = 7) Shame or Embarrassment (n = 6)

Life After Lonvo-z: Patients’ Own Words A qualitative thematic analysis approach was used to analyze data collected from interviews conducted January - May 2026 among patients receiving at least 50 mg of lonvo-z in the Phase 1/2 study (N=23). HAE: hereditary angioedema. “ It's really weird but I feel like I've never been ill.” I no longer need to make choices on the basis of HAE, but purely on the basis of what I want for myself.” “ I have not had one symptom in three years… it's like I haven't got it anymore.” “ It's completely controlled. I haven't had an attack or a piece of swelling or anything since the infusion. Nothing.” “ No Stress or Anxiety (n = 7) Calm or Happy (n = 5) Description of living with HAE: Interview excerpts:

Nearly All Respondents (22 of 23) Described Lonvo-z as an Optimal HAE Therapy ONE-TIME TREATMENT FREEDOM FROM
ATTACKS LIVING AS IF I DON’T
HAVE HAE A qualitative thematic analysis approach was used to analyze data collected from interviews conducted January - May 2026 among patients receiving at least 50 mg of lonvo-z in the Phase 1/2 study (N=23). HAE: hereditary angioedema. CHARACTERISTICS THAT PATIENTS FELT MADE LONVO-Z OPTIMAL Well, I feel like it's the new gold standard... So, hopefully it will be lifelong… There's nothing else that comes close to that sort of response.” “I've tried many drugs for HAE… We've tried everything, and there is no comparison.”

17 enrolled participants at Amsterdam University Medical Center 10 in lonvo-z’s Phase 1/2 trial 7 in lonvo-z’s Phase 3 trial Who enrolled and why 59% of patients were previously on LTP Many knew about lonvo-z and gene editing prior to entering prescreening Motivations: burdens associated with their prior therapies, one-time nature of lonvo-z administration, opportunity to provide a new treatment option for future generations Easy to administer Lonvo-z’s administration easily performed All participants have benefitted No loss of efficacy observed with >4 years of follow-up in earliest treated patients All performed well following dosing, with some benefitting further following crossover or treatment unblinding Participants feel privileged, with many viewing administration as a key turning point in their lives LTP: long-term prophylaxis. Lonvo-z Impressions from a Treating Physician and Principal Investigator

Readying to Revolutionize the Treatment of HAE in the U.S. Maria Natale Senior Vice President, Commercial Intellia Therapeutics

Lonvo-z Has the Potential to Turn Years of Chronic Care into a One-Day Event TODAY’S CHRONIC CARE CYCLE POTENTIAL FUTURE OPTION Dosing + Refills Access Reauthorizations Lifetime Burden Prevent + Treat Attacks Treatment Reassessment 1x One-Time Lonvo-z Infusion

Potential for Broad Benefits to Patients, HCPs and Payers Attack freedom without chronic treatment burden FOR PATIENTS Less time on administration; more on patient care FOR PHYSICIANS Reduced long-term financial burden FOR PAYERS Potential benefits depend on durability, final labeling, payer policies, and pricing. HCP: healthcare provider.

Agenda 1 THE MARKET 3 PATIENT PERSPECTIVE 2 HCP PERSPECTIVE 4 LAUNCH EXECUTION HCP: healthcare provider.

Agenda 1 THE MARKET 3 PATIENT PERSPECTIVE 2 HCP PERSPECTIVE 4 LAUNCH EXECUTION HCP: healthcare provider.

About 7,500 U.S. Adults Are Treated for HAE, and a Single Patient on LTP Can Cost the U.S. Healthcare System >$6 Million Per Decade

U.S. TREATED ADULTS


HAE type 1 or 2 treated adults
~7,500[1]
~65%
~35%
Long-term prophylaxis + On-demand[1,2]
On-demand only[1,2]

PROJECTED CUMULATIVE COST PER PATIENT ($M)


$0.6M
$0.5M
$3.2M
$2.3M
$6.4M
$4.7M
1 year
5 years
10 years
Long-term prophylaxis[3]
On-demand only[4]

Illustrative, per patient: LTP at ~$641K per year (95% CI: $560K-$737K); on-demand at the ~$465K midpoint of the ~$360K-$570K range. Costs held constant over time.

1. Population estimate: IQVIA LAAD+ 2018–2025. 2. Banerji A, et al. *Ann Allergy Asthma Immunol*ogy, June 2020; Anderson J, et al. *Advances in Therapy*, September 2026.
3. IQVIA PharMetrics® Plus retrospective claims analysis 2017-2022, commercially insured age 12+ LTP patients (n=210). 4. Range derived from 2 distinct studies: Castaldo et al. (2021). doi:10.2500/aap.2021.42.200127; Bernstein et al. (2020). doi:10.18553/jmcp.2019.19217.. LTP: long-term prophylaxis; HAE: hereditary angioedema.

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Agenda 1 THE MARKET 3 PATIENT PERSPECTIVE 2 HCP PERSPECTIVE 4 LAUNCH EXECUTION HCP: healthcare provider.

HCPs Recognize the Burden of HAE and Want Patients to Live as Normally as Possible NORMAL LIFE LIFELONG THERAPY 98% agree patients should live as normal a life as possible 83% worry patients will need therapy for life Source: Intellia Commissioned Market Research, October 2026 (HCP n=151). Cumulative % rating 5, 6 or 7 on a 7-point agreement scale (1 = completely disagree, 7 = completely agree). HAE: hereditary angioedema; HCP: healthcare provider. SIGNIFICANT IMPACT 97% say HAE significantly impacts patients' lives >80% agree insurance approval is a big burden for patients and practices

An Outsized Proportion of HCP Staff Time is Allocated to HAE Source: Intellia commissioned 2026 HAE medication-management study (51 respondents, 23 U.S. facilities). HAE: hereditary angioedema; HCP: healthcare provider. DISPROPORTIONATE STAFF TIME RESOURCE STRAINS RELATED TO HAE MANAGEMENT 90% of HAE management time is not reimbursable (median) ~6x staff time relative to patients managed

Strong Majority of Surveyed HCPs Would Prescribe Lonvo-z; Most to ≥50% of Their Patients Source: Intellia Commissioned Market Research, October 2026 (HCP n=151). HCP: healthcare provider. PRESCRIBING OPPORTUNITY TIME TO PRESCRIPTION HCP RECEPTIVITY 65% 88% of HCPs would prescribe lonvo-z within one year of approval of HCPs would prescribe lonvo-z to at least one patient 54% CORE PRESCRIBERS Would prescribe to ≥50% of patients (n=82) 34% EXPANSION OPPORTUNITY Would prescribe to <50% of patients (n=51)

Surveyed HCPs are Likely to Prescribe Lonvo-z to a Broad Range of Patients Source: Intellia Commissioned Market Research, October 2026 (HCP n=151). 1. % of HCPs rating 5–7 (1=not at all likely; 4=somewhat likely; 7=extremely likely). HCP: healthcare provider. HCP’s PRIORITY PATIENTS FOR LONVO-Z % OF HCPS WHO ARE LIKELY / EXTREMELY LIKELY TO PRESCRIBE LONVO-Z1 MULTIPLE SWITCHES BREAKTHROUGH ATTACKS PATIENTS SEEKING 1X TREATMENT

Agenda 1 THE MARKET 3 PATIENT PERSPECTIVE 2 HCP PERSPECTIVE 4 LAUNCH EXECUTION HCP: healthcare provider.

Surveyed Patients Expressed Strong Interest in Moving Beyond Chronic Therapy LIFELONG THERAPY 79% very worried about needing lifelong HAE therapy Source: Intellia Commissioned Market Research, October 2026 (Patients n=156). Interest: rating 4–5 on a 5-point interest scale. Worry about lifelong therapy: rating 5–7 on a 7-point agreement scale. LTP: long-term prophylaxis. HAE: hereditary angioedema; LTP: long-term prophylaxis. NO CHRONIC LTP 78% very interested in no longer taking long-term prophylaxis

Most Surveyed Patients Would Ask About Lonvo-z, Regardless of Disease Control Source: Intellia Commissioned Market Research, October 2026 (Patients N= 156). 1. % of patients rating 5–7 (1=not at all likely; 4=somewhat likely; 7=extremely likely). HCP: healthcare provider. % OF PATIENTS LIKELY / EXTREMELY LIKELY TO ASK ABOUT LONVO-Z1 77% 51% 42% % HCPs likely / extremely likely to prescribe SWITCHING HCPS 71% of patients would seek a different HCP if theirs can’t prescribe lonvo-z

Strong Patient Interest in Lonvo-z Across All Approved LTPs

% OF PATIENTS LIKELY / EXTREMELY LIKELY TO ASK ABOUT LONVO-Z



Dawnzera
100%
Takhzyro
91%
Cinryze
95%
Haegarda
77%
Andembry
93%
Orladeyo
75%

EARLY ENGAGEMENT

68%

of patients would **discuss lonvo-z** with their HCP

Within six months of approval

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Source: Intellia Commissioned Market Research, October 2026 (Patients N=156; 112 LTP users: Dawnzera n=11; Cinryze n=21; Andembry n=14; Takhzyro n=23; Orladeyo n=20; Haegarda n=22; Androgen n=1). HCP: healthcare provider; LTP: long-term prophylaxis.

Intellia THERAPEUTICS®

Lonvo-z the Clear Preference Leader Among Approved and Clinical-Stage Products Source: Intellia Commissioned Market Research, July 2026 (N=107). Pipeline products tested as blinded TPPs, based on latest publicly available data at time of study. HAE: hereditary angioedema; LTP: long-term prophylaxis. 16% 44% Lonvo-z 14% 2.8x the preference of the highest ranked clinical-stage LTP Deucrictibant Navenibart % OF PATIENTS RANKING AN HAE PRODUCT / CANDIDATE AS THEIR FIRST CHOICE Product options tested: Clinical-stage candidates lonvo-z, deucrictibant, navenibart and onvuzosiran; and ‘currently approved LTPs’ 7% Onvuzosiran 20% Currently Approved LTPs The first thing that stands out to me (about lonvo-z) is the efficacy, followed by it being a one-time dose. Those are the most important things for me.” “

HAELO Provided Evidence of Lonvo-z Interest from a Contemporary Patient Population 1. HAELO Phase 3 enrolled 80 patients. LTP: long-term prophylaxis. 71% FROM LTPs; 29% FROM ODTs1 TRADE-OFFS On demand Other LTPs Lanadelumab RAPID ENROLLMENT ~50% from the U.S. Demand exceeded slots <9 months to fully enroll New modality LTP washout 1:3 chance of placebo

Lonvo-z Approved Chronic LTPs Attack reduction 87% 44–89% Attack- and treatment-free 62% 0% Off prophylaxis at latest follow-up 100% 0% Dosing frequency One infusion, one time 13–365 doses per year Ongoing access burden for all One authorization, one time 1–2 reauthorizations per year If Approved, Lonvo-z Could Ease Burdens for Patients, HCPs and Payers Alike Statistics above based on Phase 3 cross-trial comparison, for illustrative purposes only. HCP: healthcare provider; LTP: long-term prophylaxis. Cost profile for payers Reduced long-term financial burden Lifetime recurring costs

Agenda 1 THE MARKET 3 PATIENT PERSPECTIVE 2 HCP PERSPECTIVE 4 LAUNCH EXECUTION HCP: healthcare provider.

Will Seek to Convert Interest into Treatment as Seamlessly as Possible Upon Approval 1 Patient and/or HCP learn about lonvo-z 2 HCP prescribes lonvo-z 3 Payer approves treatment 4 Treatment site and payer agree on terms 5 Infusion is scheduled 6 Patient receives 1x infusion CONVERT INTEREST CLEAR ACCESS COMPLETE TREATMENT 1 2 3 HCP: healthcare provider.

Coverage and reimbursement took longer than expected Authorized treatment center hurdles lengthened referral-to-treatment time Prior launches struggled with late hiring and gaps in relevant experience Source: Intellia Assessment, 2024. Lessons vary by product and launch. Satisfaction with current therapies and limited education slowed uptake EDUCATION ACCESS NETWORK TEAM 2 4 3 1 Lessons from Prior One-Time Therapy Launches Guide Our Preparations

3 Specialized Dedicated experts for every step of the patient journey 1 Seasoned Average of 19 years in industry and six product launches 2 Expertise ~60% have HAE or CGT experience; 11 HAE products and 15 CGT launches 1. TEAM CGT: Cell and Gene Therapy; HAE: hereditary angioedema; PDUFA: Prescription Drug User Fee Act. 2025 24 months prior to PDUFA H1'26 12 months prior to PDUFA H2'26 Six months prior to PDUFA PAYER ACCOUNT TEAM REIMBURSEMENT TEAM STRATEGIC ACCOUNT TEAM FIELD MEDICAL TEAM SALES TEAM PATIENT SERVICES TEAM NURSE CASE MANAGERS HAELO top-line results de-risked the build Customer Facing Model A Team Built to Launch a One-Time Therapy in HAE is Already in Place

Pre-Launch Education Ongoing with HCPs and Patients HCP ACAAI Myth Busters Symposia Full room Short format in the congress program, led by a U.S. HAELO PI HCP Intellia Virtual Lab Tour >90% of HCPs from a consortium of immunology practices attended PATIENT Gene Editing Webinar >16,000 views on the HAEA portal since October 2026 PATIENT CRISPR Interactives >1,000 HAEA Summit attendees received CRISPR education 2. EDUCATION HAE: hereditary angioedema; HAEA: Hereditary Angioedema Association; HCP: healthcare provider; PI: Principal Investigator.

HAE Reframed Opens New Conversations About Burdens HCP Patient 2. EDUCATION HAE: hereditary angioedema; HCP: healthcare provider. Digital · launched May 2026 95% of HAE prescribers reached Field engagement · initiated Sept 2026 1,300 priority HCPs with >2 HAE patients UPON APPROVAL: Initiating product promotion efforts through digital and field engagement

PAYER MIX1 COMMERCIAL PAYERS Commercial Payers Anchor HAE with Established Pathways for One-Time Therapies Source: 1. Database Claims Analysis, June 2024.  2. Gene Therapy Coverage Assessment, March 2025 3. HHS OIG Special Advisory Bulletin: Pharmaceutical Manufacturer Copayment Coupons, September 2014. HAE: hereditary angioedema. ✓ Established access pathway for one-time therapies2 ✓ Policies typically established within 3–12 months2 ✓ Patient volume concentrated among top payers1 ✓ Zero co-pay for eligible patients3 Most lives covered between 7 and 9 months2 ✓ 3. ACCESS

WHAT PAYERS VALUE ABOUT LONVO-Z OUR OUTREACH BEGAN IN EARLY 20251 Our Outreach is Well Underway and Payers Recognize Lonvo-z’s Value One-time dosing eliminates adherence issues2 Durable control is a primary value driver vs LTPs4 In vivo approach + outpatient administration3 Source: 1. Data on file. 2. Intellia Commissioned Payer Research 2025 N=12 payers; N=3 CGT administrators / financial decision-makers. 3. Direct Payer Engagement PCMA 2026. 4. Payer Research, June 2026.  N=36. LTP: long-term prophylaxis; M: million. 280M+ U.S. lives covered by payers we are engaging ✓ ✓ ✓ Potential cost offsets4 ✓ 3. ACCESS

NETWORK REACH SITE PREPARATION PROCUREMENT FLEXIBILITY ATC Network Preparation Addresses Key Barriers to Treatment Access Illustrative network. ATC: authorized treatment center. Capabilities assessed; Interest confirmed ATC training underway Buy-and-bill Specialty pharmacy to eliminate upfront funding and reimbursement exposure Goal: Most patients within 100 miles of an ATC ✓ ✓ ✓ ✓ Community + academic centers ✓ 4. NETWORK

MONTHS 0-3 DEMAND First patient prescriptions ACCESS Exception-based access ATC
NETWORK P&T and high-price committee reviews begin MONTHS 3-6 Early referrals convert First commercial policies First patients treated (first revenue generated) MONTHS 6-9 Prescriber base broadens Most commercial lives covered Most network sites have treated MONTHS 9-12 Referrals grow Coverage broadly established Network fully activated Timing is illustrative and approval-dependent. Coverage decisions and site activation may take longer. ATC: authorized treatment center; P&T: Pharmacy and Therapeutics. Expect Momentum to Build Over Year One as Access and Network Expand

Lonvo-z: A Potential One-Time Solution to a Lifetime of Burden

1 HIDDEN BURDENS	2 ONE DOSE, ONE-TIME	3 ADOPTION TAILWINDS	4 LAUNCH-READY
79%	**4 years**	**2.8x**	**Team built**
of patients worry about lifelong therapy[1]	**of proven durability after a single dose[4]**	**patient preference vs. top-ranked clinical-stage LTP[5]**	**for a one-time therapy, ongoing field engagement**
~90% staff time unreimbursed[2]	Attack freedom, no chronic burden	88% of HCPs would prescribe[6]	Payer outreach since early 2025
10-year LTP = >$6M per patient[3]	Lower long-term cost	~68% commercially insured[7]	ATC network building underway

Sources: 1. Intellia Commissioned Market Research, October 2026 (Patients n=156). 2. Intellia commissioned 2026 HAE medication-management study (51 respondents, 23 U.S. facilities). 3. Tachdjian R, et al. Poster presented at: ISPOR Annual Meeting, May 2024. Retrospective analysis of IQVIA PharMetrics® Plus claims, 2017–2022, commercially insured patients on nonandrogen LTP (n=210); ~$641K per patient per year over 10 years, costs held constant, no discounting. 4. June 26, 2026 (Phase 1/2); data cutoff date: February 10, 2026 (Phase 3); July 10, 2026 (LTFU: long-term follow-up). 5. Intellia Commissioned Market Research, July 2026 (n=107). 6. Intellia Commissioned Market Research, October 2026 (HCP n=151). 7. Komodo Research Database Claims Analysis, June 2024; HAE payer mix. ATC: authorized treatment center. HCP: healthcare provider; LTP: long-term prophylaxis; M: million.

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Conclusion Dr. John Leonard President & CEO, Intellia Therapeutics

Today’s Key Takeaways DISRUPTIVE TREATMENT APPROACH ADVANCING TOWARD LAUNCH Intellia has a strong strategy and full team already in place. Proactive work is well underway in anticipation of potential approval. BENEFIT FOR ALL As a one-time treatment, lonvo-z could reduce burden and generate value for patients, HCPs, payers and the overall healthcare system. EMPOWERED AND HIGHLY MOTIVATED PATIENTS Patients with HAE are highly educated and have an outsized voice in their treatment. Most report they would seek a one-time therapy. HAE: hereditary angioedema; HCP: healthcare provider. A new modality that stands apart from past one-time treatments and chronic long-term prophylactics; aiming to completely redefine HAE treatment.